Valkyrie Bitcoin Miners ETF
Schedule of Investments
December 31, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS: 94.34%
Semiconductors & Semiconductor Equipment: 11.74%
Advanced Micro Devices, Inc. (a)	658	$42,618
Intel Corp.	1,618	42,764
NVIDIA Corp.	293	42,819
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	569	42,385
		170,586
Software: 79.79%
Argo Blockchain PLC - ADR (a)	56,001	60,481
Bit Digital, Inc. (a)(b)	114,607	68,764
Bitfarms Ltd. (a)(b)	241,278	106,162
Cipher Mining, Inc. (a)	103,426	57,919
Cleanspark, Inc. (a)	82,637	168,579
Digihost Technology, Inc. (a)(b)	166,902	60,085
Greenidge Generation Holdings, Inc. (a)	156,318	45,192
HIVE Blockchain Technologies, Ltd. (a)(b)	69,353	99,868
Hut 8 Mining Corp. (a)(b)	118,480	100,708
Marathon Digital Holdings, Inc. (a)	28,670	98,051
Mawson Infrastructure Group, Inc. (a)	213,947	49,208
Riot Blockchain, Inc. (a)	37,417	126,844
Stronghold Digital Mining, Inc. - Class A (a)	121,474	58,198
Terawulf, Inc. (a)	89,890	59,831
		1,159,890
Technology Hardware, Storage & Peripherals: 2.81%
Samsung Electronics Co, Ltd. - GDR	37	40,885
TOTAL COMMON STOCKS (Cost $5,045,379)		1,371,361

TOTAL INVESTMENTS (Cost $5,045,379): 94.34%		1,371,361
Other Assets in Excess of Liabilities: 5.66%		82,321
TOTAL NET ASSETS: 100.00%		$1,453,682

ADR	American Depository Receipt
GDR	Global Depository Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc.
and Standard & Poor's Financial Services, LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Valkyrie Bitcoin Miners Opportunities ETF
Summary of Fair Value Disclosure at December 31, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United
States of America ("U.S. GAAP") establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2022:

	Level 1	Level 2	Level 3	Total

Total Common Stocks	$1,371,361	$-	$-	$1,371,361
Total Investments	$1,371,361	$-	$-	$1,371,361

Refer to the Fund's Schedule of Investments for a detailed break-out of holdings by industry.